UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2025
JAMF HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39399	82-3031543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Washington Ave S, Suite 900 Minneapolis, MN		55401
(Address of principal executive offices)		(Zip Code)
(612) 605-6625
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	JAMF	The NASDAQ Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On May 21, 2025, JAMF Holdings, Inc., as borrower (the “Borrower”), Juno Intermediate, Inc., as a guarantor (“Intermediate Holdings”), Juno Parent, LLC, as a guarantor (“Holdings”), and the other loan parties party thereto, each a wholly-owned subsidiary of Jamf Holding Corp. (“Jamf”), entered into an Incremental Facility Amendment No. 1 (the “Credit Agreement Amendment”) with the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent, which amends that certain Credit Agreement, dated as of May 3, 2024, by and among the Borrower, Intermediate Holdings, Holdings, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (as amended by the Credit Agreement Amendment, the “Credit Agreement”). The Credit Agreement Amendment provides for a new term loan facility (the “Incremental Term Loan Facility”) in an aggregate principal amount of $400.0 million subject to the same customary affirmative and negative covenants, and customary events of default as the Borrower’s existing revolving credit facility (which is also governed by the Credit Agreement). The Credit Agreement is guaranteed by Intermediate Holdings, Holdings and the Borrower’s material domestic subsidiaries (the “Guarantors,” and, together with the Borrower, the “Loan Parties”) and is supported by a security interest in substantially all of the Loan Parties’ personal property and assets.

The interest rates applicable to the Incremental Term Loan Facility are, at the Borrower’s option, either (i) for ABR Loans, a base rate, which is equal to the greater of (a) the Prime Rate, (b) the NYFRB Rate plus 0.5%, and (c) the Term SOFR Rate for a one month interest period plus 1%, subject to a 1% floor or (ii) for Term Benchmark Loans, a benchmark rate, which is equal to the Term SOFR Rate, the EURIBOR Rate, the TIBOR Rate, the Term CORRA Rate, or the AUD Screen Rate, as applicable, subject to a 0% floor, plus, the Applicable Rate then applicable to ABR Loans in the case of clause (i) or Term Benchmark Loans in the case of clause (ii) (each term as defined in the Credit Agreement). The Applicable Rate for (i) ABR Loans range from 1.00% to 1.75% per annum and (ii) Term Benchmark Loans range from 2.00% to 2.75% per annum, in each case, based on the Senior Secured Net Leverage Ratio (each term as defined in the Credit Agreement).

Jamf anticipates using the proceeds of the Incremental Term Loan Facility, in its discretion, to (i) finance the deferred purchase price in connection with the Jamf’s acquisition of Identity Automation Systems, LLC, (ii) repurchase a portion of Jamf’s convertible senior notes due 2026 in open market repurchases or through privately negotiated transactions, (iii) pay fees, costs, and expenses incurred with the foregoing and the Credit Agreement Amendment, and (iv) finance working capital and general corporate purposes.

The Incremental Term Loan Facility requires amortization payments of (i) 1.25% of the initial aggregate principal amount of the Incremental Term Loan Facility per quarter commencing with the fiscal quarter ending December 31, 2025 and ending with the fiscal quarter ending September 30, 2027, (ii) 1.875% of the initial aggregate principal amount of the Incremental Term Loan Facility per quarter commencing with the fiscal quarter commencing with the fiscal quarter ending December 31, 2027 and ending with the fiscal quarter ending September 30, 2028, and (iii) 2.500% of the initial aggregate principal amount of the Incremental Term Loan Facility commencing with the fiscal quarter ending December 31, 2028. The remaining amounts outstanding under the Incremental Term Loan Facility will be payable in full on the maturity date of May 3, 2029.
Borrowings under the Incremental Term Loan Facility may be repaid, in whole or in part, at any time and from time to time without premium or penalty other than customary breakage costs. Borrowings under the Incremental Term Loan Facility are subject to repayment with the Excess Net Cash Proceeds received from certain non-ordinary course Disposition or Recovery Events (each term as defined in the Credit Agreement).

The foregoing description of the Credit Agreement Amendment and the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the convertible senior notes due 2026 and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any decision to repurchase convertible senior notes, if at all, will depend on factors such as prevailing market conditions, Jamf’s liquidity requirements and contractual restrictions. Amounts repurchased may be material.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of federal securities laws, which statements involve substantial risks and uncertainties. These statements include, but are not limited to, statements regarding the use of proceeds from the Incremental Term Loan Facility, including potential repurchases of convertible senior notes due 2026. Forward-looking statements may involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance, or achievements to be materially different from those expressed or implied by the forward-looking statements. Such risks and uncertainties include: the impact of adverse general and industry-specific economic and market conditions and reductions in IT spending; the potential impact of customer dissatisfaction with Apple or other negative events affecting Apple services and devices; the impact of Jamf’s indebtedness on its business and growth prospects; Jamf’s liquidity; and such additional risks, uncertainties, and factors more fully described in Jamf’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and its other filings with the Securities and Exchange Commission.

Given these factors, as well as other variables that may affect results, you should not rely on forward-looking statements. The forward-looking statements included in this Current Report on Form 8-K relate only to events as of the date hereof. Jamf undertakes no obligation to update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as otherwise required by law.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1
Incremental Facility Amendment No. 1, dated as of May 21, 2025, by and among JAMF Holdings, Inc., as borrower, Juno Intermediate, Inc., as a guarantor, Juno Parent, LLC, as a guarantor, the other loan parties thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (together with conformed copy of the Credit Agreement).

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMF HOLDING CORP.
Date: May 27, 2025	By:	/s/ Jeff Lendino
	Name:	Jeff Lendino
	Title:	Chief Legal Officer